SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2013

NEW YORK TUTOR COMPANY

(Exact Name of Registrant as Specified in Charter)

Nevada	333-176119	90-0723747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

Ground Floor, Liesbeek House,

River Park, Gloucester Road,

Mowbray, Cape Town 7700 SA

(Address of principal executive offices)

+27 (0)21 680 5207

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Items

On April 3, 2013, our board of directors approved an agreement and plan of merger to merge with and into our wholly-owned subsidiary African Copper Corp., a Nevada corporation, to effect a name change from New York Tutor Company to African Copper Corp.  African Copper Corp. was formed solely for the change of name.

The name change will be immediately submitted for review to the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2013	NEW YORK TUTOR COMPANY

By: /s/ Andrew Stone
Andrew Stone President, Chief Executive Officer, Director